             NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK

Supplement dated March 31, 1998 to the New England Intermediate Term Tax Free Fund of California/New England Intermediate Term Tax Free Fund of New York Prospectus dated May 1, 1997 (as supplemented November 17, 1998 and January 1,
1998).

Effective May 1, 1998, New England Intermediate Term Tax Free Fund of New York (the "Fund") will change its name to "New England Tax Free Income Fund of New York." As of that date, the Fund will change its emphasis, under normal market conditions, from an intermediate term bond fund to a longer term bond fund. The Fund's current prospectus states that the Fund will ordinarily seek to maintain an average dollar-weighted maturity of three to ten years and an average portfolio duration of six years or less. As of May 1, 1998 the Fund's prospectus will delete references to such average maturity and duration ranges for the Fund, and after such date the Fund's portfolio may or may not have an average maturity and duration longer than ten years and six years, respectively.

SALES CHARGES

In addition, effective May 1, 1998, the section entitled "Sales Charges" for the New York Fund's Class A shares will be revised as follows:

CLASS A SHARES

Class A shares are offered at net asset value plus a sales charge which varies depending on the size of your purchase. They are also subject to a 0.25% annual service fee. Class A shares are offered subject to the following sales charges:


                             SALES CHARGE AS A % OF

                                                            DEALER'S
                                                           CONCESSION
VALUE OF TOTAL         OFFERING          NET AMOUNT    AS % OF OFFERING
INVESTMENT              PRICE             INVESTED           PRICE
Less than $50,000       4.25%             4.44%              3.75%
$50,000-$99,999         4.00%             4.17%              3.50%
$100,000-$249,999       3.50%             3.63%              3.00%
$250,000-$499,999       2.50%             2.56%              2.15%
$500,000-$999,999       2.00%             2.04%              1.70%
$1,000,000 or more      None              None                 *

* The Distributor may, at its discretion, pay investment dealers who initiate and are responsible for such purchases a commission of up to the following amounts: 1% on the first $3 million invested, 0.50% on the next $2 million and 0.25% on the excess over $5 million. These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

** A 1.5% sales charge applies to investments of up to $1 million of distributions from unit investment trusts. The dealer concession is 1.5% on these sales.

FOR THE NEW YORK FUND ONLY:

Page 1 of the New York Fund's Prospectus is supplemented as follows:

SCHEDULE OF FEES

Expenses are one of several factors to consider when you invest in the Fund. The following tables summarize your maximum transaction costs from investing in the Fund and estimated annual expenses for each class of the Fund's shares. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each class of shares of the Fund for the periods specified.

SHAREHOLDER TRANSACTION EXPENSES

                                                                        NEW YORK FUND
                                                                     -------------------
                                                                     CLASS A     CLASS B
                                                                     -------     -------
Maximum Initial Sales Charge Imposed on a Purchase
  (as a percentage of offering price)((1)(2) ...................      4.25%       None
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase price or redemption
  proceeds, as applicable)(2)  .................................       (3)        5.00%

(1) A reduced sales charge on Class A shares applies in some cases. See "Buying Fund Shares - Reduced Sales Charges (Class A Shares Only)."

(2)      Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge applies with respect to any portion of certain purchases of Class A shares greater than $1,000,000 redeemed within one year after purchase, but not to any other purchases or redemptions of Class A shares. See "Buying Fund Shares - Sales Charges."

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)

                                                                      NEW YORK FUND
                                                                   -------------------
                                                                   CLASS A     CLASS B
                                                                   -------     -------
Management Fees
  (after voluntary fee waiver and expense reduction)...........    0.00%***    0.00%***
12b-1 Fees ....................................................    0.25        1.00**
Other Expenses
  (after voluntary fee waiver and expense reduction
  for the New York Fund)  .....................................    0.60***     0.60***
Total Fund Operating Expenses
  (after voluntary fee waiver and expense reduction)...........    0.85***     1.60***

         * The expense information contained in this table and its footnotes has been restated to reflect the fees and expenses currently in effect for the Fund.

         ** Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

         *** Without the voluntary fee waiver and expense reduction by the Fund's adviser, Management Fees and Other Expenses would be 0.52% and 1.16%, respectively, for both classes, and Total Operating Expenses would be 1.93% for Class A shares and 2.68% for Class B shares. These voluntary limitations can be terminated by the Fund's adviser at any time. See "Fund Management."

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at the end of each time period. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.


                                             NEW YORK FUND
                                      ---------------------------
                                      CLASS A         CLASS B
                                      -------      --------------
                                                    (1)      (2)
1 year...........................      $  51       $  66    $  16
3 years..........................      $  68       $  80    $  50
5 years..........................      $  88       $ 107    $  87
10 years*........................      $ 143       $ 170    $ 170

(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

         * Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Funds. For additional information about the Funds' management fees and other expenses, please see "Fund Management," and "The Funds' Expenses."

A wire fee (currently $5.00) will be deducted from your proceeds if you elect to transfer redemption proceeds by wire.